Exhibit 10.2

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of March 8, 2017, among KADMON HOLDINGS, INC., a Delaware corporation (the “Company”), and the investors named on the signature pages hereto (individually, an “Investor” and collectively, the “Investors”).  Certain capitalized terms used herein and not otherwise defined have the meaning given to them in Section 10(a) hereof.

W I T N E S S E T H:

WHEREAS, in connection with the Securities Purchase Agreement by and among the parties hereto of even date herewith (the “Securities Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to each Investor on the Closing Date, (i) shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and (ii) warrants (the “Warrants”), which will be exercisable to purchase shares of Common Stock (as exercised, collectively, the “Warrant Shares”); and

WHEREAS, the Investors have requested, and the Company has agreed to provide, certain rights with respect to the registration of the Shares and Warrant Shares for the Investors, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

Section 1. Shelf Registration.

(a) Promptly following the Closing Date but in any event on or prior to the Filing Deadline, the Company shall prepare and file with the SEC a registration statement under the Securities Act covering the resale of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 or, if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Holders may reasonably specify, in respect of which the Company may use a Form S-3 registration statement (or any successor short form registration statement available for such resale that permits incorporation by reference at least to the same extent as such form) (“Form S-3”) or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities (together with the Form S-3, the “Registration Statement”). The Registration Statement shall not include any shares of Common Stock or other securities for the account of any other holder without the prior written consent of the Required Investors, except for shares of Common Stock the Company is required to register under its registration rights agreements in effect at the date hereof.  The Registration Statement shall contain (except if otherwise required pursuant to written comments received from the SEC upon a review of such Registration Statement) a “Plan of Distribution” section in substantially the form attached hereto as Exhibit A and a “Selling Stockholders” section in substantially the form attached hereto as Exhibit B;  provided,  however, that no Holder

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shall be named as an “underwriter” in the Registration Statement without such Holder’s prior written consent, except that a Holder may be named as a “statutory underwriter” if such Holder is, or is affiliated with, a broker dealer and states such fact in its Selling Stockholder Questionnaire.

(b) Notwithstanding the registration obligations set forth in this Section 1, but subject to the payment of liquidated damages pursuant to Section 2(i) herein, in the event the SEC requires any Investor to be named as an “underwriter,” or informs the Company that all of the Registrable Securities registered pursuant to a Registration Statement are not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 or cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the Holders thereof and use its best efforts to file amendments to the Registration Statement as required by the SEC and/or (ii) withdraw the Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the SEC, on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering; provided,  however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its best efforts to advocate with the SEC for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, the Manual of Publicly Available Telephone Interpretations D.29, and permitting the Holders to review and provide reasonable input on such responses to the SEC. In the event the Company amends the Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its best efforts to file with the SEC, as promptly as allowed by the SEC or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale the Cut-Back Shares. In no event, however, shall the Company agree to name any Investor as an “underwriter” in any such amended Registration Statement or New Registration Statement. If the SEC or the application of Rule 415 sets forth a limitation on the number of Registrable Securities permitted to be registered on a Registration Statement, unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced as follows: (i) first,  the Company shall reduce or eliminate any securities to be included on the Registration Statement other than the Registrable Securities; (ii) second, the Company shall reduce Registrable Securities represented by Warrant Shares (applied, in the case that some Warrant Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Warrant Shares held by such Holders); and (iii)  third, the Company shall reduce Registrable Securities represented by Shares (applied, in the case that some Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Shares held by such Holders).  In the event of a cutback hereunder, the Company shall give the Holder at least five Trading Days prior written notice along with the calculations as to such Holder’s allotment.

(c) The Company shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as reasonably practicable after its filing and in any event no later than the Effectiveness Deadline, and shall use its commercially reasonable efforts to keep the Registration Statement effective under the Securities Act until the date as of which there are no longer any Registrable Securities (the “Effectiveness Period”).  The Company shall promptly notify the Holders of the effectiveness of the Registration Statement and shall promptly, and in no event later than the second Business Day after the Company receives notice of the effectiveness of the Registration Statement, file a final Prospectus with the SEC, as required by Rule 424(b).

(d) In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form reasonably acceptable to the Holders and (ii) undertake to register the Registrable Securities on Form S-3 promptly after such form is available, provided, that the Company shall maintain the effectiveness of the registration statement then in effect until such time as a registration statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

(e) In the event that the Registration Statement ceases to be effective for any reason at any time (other than because all Registrable Securities registered thereunder shall have been sold pursuant thereto or shall have otherwise ceased to be Registrable Securities), the Company shall use its commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof or file a subsequent Registration Statement covering all of the securities that, as of the date of such filing or designation, are Registrable Securities.  If such a subsequent Registration Statement is filed (and is not already effective), the Company shall use its commercially reasonable efforts to cause the subsequent Registration Statement to become effective as promptly as practicable after such filing and to keep such subsequent Registration Statement continuously effective under the Securities Act for the Effectiveness Period.

(f) If a Registration Statement is then effective, subject to Section 3, a Holder may sell Registrable Securities available for sale by it pursuant to such Registration Statement, and the Company shall pay all Registration Expenses in connection therewith (other than discounts and commissions payable in connection with the sale of such Holder’s securities thereunder).

Section 2. Registration Procedures; Commercially Reasonable Efforts. In connection with any registration contemplated hereunder, the Company shall as expeditiously as possible:

(a) Use its commercially reasonable efforts to prepare and file with the SEC a Registration Statement on the appropriate form and use its commercially reasonable efforts to cause the registration to become effective as soon as reasonably practicable after its filing and in any event no later than the Effectiveness Deadline.  At least five (5) Business Days before filing a Registration Statement pursuant to Section 1  hereof, the Company will furnish to each Investor, if requested, a copy of a draft of the Selling Stockholder and Plan of Distribution sections (with respect to the Plan of Distribution section, only to the extent there have been any material changes to the form thereof attached hereteo as Exhibit B) for review and approval, in each case which approval shall not be unreasonably withheld or delayed, and any objections to such draft Registration Statement must be lodged within two (2) Business Days of such Investor’s receipt thereof.  Each Holder agrees to furnish to the Company a completed questionnaire in the form attached hereto as Exhibit C (a “Selling Stockholder Questionnaire”) on a date that is not less than two (2) Business Days prior to the Filing Date or by the end of the fourth (4th) Business Day following the date on which such Holder receives draft materials in accordance with this Section 2(a);

(b) Notify immediately each Holder of any stop order threatened or issued by the SEC and take all actions reasonably required to prevent the entry of a stop order or if entered to have it rescinded or otherwise removed;

(c) Use its commercially reasonable efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement necessary to keep the Registration Statement effective under the Securities Act for the Effectiveness Period and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement during each period in accordance with the Holders’ intended methods of disposition as set forth in the Registration Statement;

(d) Furnish to each Holder a sufficient number of copies of the Registration Statement and such other documents as such Holder may reasonably request to facilitate the disposition of its Registrable Securities; provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the EDGAR system;

(e) Use its commercially reasonable efforts to register or qualify the Registrable Securities subject to registration under securities or blue sky laws of jurisdictions in the United States of America as any Holder requests and will do any and all other acts and things that may be necessary or advisable to enable such Holder to consummate the disposition of its Registrable Securities; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(f) Use its commercially reasonable efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by those governmental agencies or authorities necessary to enable each Holder to consummate the disposition of its Registrable Securities;

(g) Notify each Holder, at any time when a prospectus is required to be delivered under the Securities Act, of any event as a result of which the prospectus or any document incorporated therein by reference contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading, and will prepare a supplement or amendment to the prospectus or any such document incorporated therein by reference so that thereafter the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading; and

(h) Use its commercially reasonable efforts to cause all Registrable Securities to be listed on the same securities exchange, with the same CUSIP, and with the same transfer agent, as similar securities issued by the Company are then listed.

(i) If (i) a Registration Statement covering all of the Registrable Securities required to be filed by the Company pursuant to this Agreement is (A) not filed with the SEC on or before the Filing Deadline (a “Filing Failure”) or (B) not declared effective by the SEC on or before the Effectiveness Deadline (an “Effectiveness Failure”); or (ii) on any day after the Effective Date sales of all of the Registrable Securities required to be included on such Registration Statement cannot be made (other than (x) during a Suspension Period (as defined in Section 3(a))

or (y) if the Registration Statement is on Form S-1, for a period of 15 days following the date on which the Company files a post-effective amendment to incorporate the Company’s Annual Report on Form 10-K) pursuant to such Registration Statement (including, without limitation, because of a failure to keep such Registration Statement effective, failure to disclose such information as is necessary for sales to be made pursuant to such Registration Statement or failure to register a sufficient number of shares of Common Stock) (a “Maintenance Failure”) then, in satisfaction of the damages to any Holder by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies available to any Holder at law or in equity), the Company shall pay to each such Holder relating to such Registration Statement an amount in cash, as liquidated damages and not as a penalty, equal to two percent (2.0%) of the aggregate Purchase Price (as such term is defined in the Securities Purchase Agreement) of such Holder’s Registrable Securities included in such Registration Statement on each of the following dates: (i) the day of a Filing Failure and on every thirtieth day (pro rated for shorter periods) thereafter until the earlier of (x) the date on which such Filing Failure is cured and (y) the date on which the Registrable Securities cease to be Registrable Securities under this Agreement; (ii) the day of an Effectiveness Failure and on every thirtieth day (pro rated for shorter periods) thereafter until the earlier of (x) the date on which such Effectiveness Failure is cured and (y) the date on which the Registrable Securities cease to be Registrable Securities under this Agreement; and (iii) the initial day of a Maintenance Failure and on every thirtieth day (pro rated for shorter periods) thereafter until the earlier of (x) the date on which such Maintenance Failure is cured and (y) the date on which the Registrable Securities cease to be Registrable Securities under this Agreement. The payments to which a Holder shall be entitled pursuant to this Section 2(i) are referred to herein as “Registration Delay Payments.” Registration Delay Payments shall be paid on the earlier of (I) the last day of the calendar month during which such Registration Delay Payments are incurred and (II) the fifth Business Day after the event or failure giving rise to the Registration Delay Payments is cured. In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of one and a half percent (1.5%) (or such lesser maximum amount that is permitted to be paid by applicable law) of such unpaid Registration Delay Payment per month (pro rated for shorter periods) until such amounts, plus all interest thereon, are paid in full. Notwithstanding anything to the contrary herein or in the Securities Purchase Agreement, in no event shall the aggregate amount of Registration Delay Payments exceed, in the aggregate, eight percent (8.0%) of the aggregate Purchase Price. The Effectiveness Deadline for a Registration Statement shall be extended without default or Registration Delay Payments hereunder in the event that the Company’s failure to obtain the effectiveness of the Registration Statement on a timely basis results from the failure of a Holder to timely provide the Company with information requested by the Company and necessary to complete the Registration Statement in accordance with the requirements of the Securities Act (in which case the Effectiveness Deadline would be extended with respect to Registrable Securities held by such Holder).

Section 3. Suspension Period.

(a) The Company may suspend the use of a prospectus that is part of a Registration Statement for up to 30 consecutive days (or such shorter period as the Company determines in good faith is necessary under the circumstances, with extensions beyond such shorter period up to the 30-day maximum as may be required after consultation with counsel) from the date of the

Suspension Notice (as defined below) in any given 12-month period, and therefore suspend sales of Registrable Securities available for sale pursuant to such Registration Statement (such period, the “Suspension Period”) by providing written notice to each Holder if the Company’s board of directors determines in its reasonable good faith judgment that such suspension is in the best interests of the Company.

(b) In the case of an event that causes the Company to suspend the use of a Registration Statement as set forth in Section 3(a) above (a “Suspension Event”), the Company shall promptly give a written notice to the Holders (a “Suspension Notice”) to suspend sales of the Registrable Securities (but shall not contain any material non-public information concerning the Company) and that such suspension shall continue only for so long as the Suspension Event is continuing. A Holder shall not effect any sales of the Registrable Securities pursuant to such Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice (as defined below).  Each Holder agrees that such Holder shall treat as confidential the receipt of the Suspension Notice and shall not disclose the information contained in such Suspension Notice without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the Holder in breach of the terms of this Agreement;  provided, that the foregoing will not prohibit the Holder from trading in the Registrable Securities solely by virtue of having received a Suspension Notice and the information contained therein.   A Holder may recommence effecting sales of the Registrable Securities pursuant to the Registration Statement (or such filings) following further written notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the Holders promptly following the conclusion of any Suspension Event.

Section 4. Registration Expenses.   All expenses incident to the Company’s performance of or compliance with this Agreement, including, without limitation, all registration, qualification and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants (excluding discounts and commissions) and other persons retained by the Company (all such expenses being herein called “Registration Expenses”).

Section 5. Obligations of the Holders.

(a) From time to time, the Company may require each Holder to furnish to the Company information regarding the distribution of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities.

(b) Each Holder, by such Holder’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder.

(c) Each Holder agrees that, upon receipt of a Suspension Notice pursuant to Section 3(b), such Holder will immediately discontinue disposition of Registrable Securities pursuant to A-6 any Registration Statement(s) covering such Registrable Securities until such Holder’s receipt of the End of Suspension Notice.

(d) Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to the Registration Statement.

(e) Each Holder agrees that, upon receipt of any notice from the Company of any event as a result of which the prospectus or any document incorporated therein by reference contains an untrue statement of material fact or omits to state any material fact necessary to make the statements therein not misleading, such Holder will discontinue the distribution of Registrable Securities pursuant to any such prospectus until such Holder receives copies of a supplemented or amended prospectus from the Company.  In addition, if the Company requests, the Holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in its possession, of the prospectus covering the Registrable Securities current at the time of receipt of the notice.  Each Holder agrees not to use any free writing prospectus unless consented to by the Company.

Section 6. Indemnification.

(a) To the full extent permitted by law, the Company agrees to indemnify each Investor, its officers, directors, members, employees, agents, and each person who controls such Investor (within the meaning of the Securities Act and the Exchange Act) against all losses, claims, damages, liabilities, and expenses to which any of such persons may become subject under the Securities Act or the Exchange Act arising out of or resulting from  any untrue or allegedly untrue statement of material fact contained in any Registration Statement, prospectus or preliminary prospectus or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to the action or inaction of the Company in connection with any registration, qualification or compliance, except to the extent the untrue statement or omission resulted from information that the Investor furnished in writing to the Company specifically stating that it is for use in the preparation thereof; or  any violation or alleged violation by the Company of any of the Securities Act or the Exchange Act or any applicable state securities laws, or any rules promulgated under any such acts or laws;  provided,  however, that the Company shall not be liable to any Investor in any such case to the extent that such loss, claim, damage, liability or expense is related to the use by an Investor of an outdated or defective prospectus after such party has received written notice from the Company that such prospectus is outdated or defective.  As to any person entitled to indemnity under this Section 6(a), such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such person.

(b) Each Investor will furnish to the Company in writing the information that the Company reasonably requests for use in connection with any Registration Statement or prospectus and each such Investor severally (not jointly) agrees to indemnify, to the fullest extent permitted by law, the Company, its directors and officers, and each person who controls the Company (within the meaning of the Securities Act and the Exchange Act) against all losses, claims, damages, liabilities and expenses to which any of such persons may become subject under the Securities Act or the Exchange Act resulting from any untrue or allegedly untrue statement of material fact contained in any Registration Statement, prospectus or preliminary prospectus or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that the untrue statement or omission results from a statement contained in or omitted from any information such Investor furnished in writing to the Company through an instrument duly executed by such Investor specifically stating that it is for use in the preparation of such Registration Statement, prospectus or preliminary prospectus, it being understood that Exhibit A hereto and each Selling Stockholder Questionnaire have been approved for such purpose;  provided, however, that the obligations of any Investor hereunder shall be limited to an amount equal to the net proceeds received by such Investor from the sale of securities pursuant to the applicable Registration Statement as contemplated herein. As to any person entitled to indemnity under this Section 6(b), such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such person.

(c) Any person entitled to indemnification under this Section 6 will (x) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (y) unless in the indemnifying party’s reasonable judgment a conflict of interest may exist between the indemnified and indemnifying parties with respect to the claim, permit the indemnifying party to assume the defense of the claim with counsel reasonably satisfactory to the indemnified party.  If the indemnifying party does not assume the defense, the indemnifying party will not be liable for any settlement made without its consent.  No indemnifying party will consent to entry of any judgment or will enter into any settlement that does not include as an unconditional term the claimant’s or plaintiffs release of the indemnified party from all liability concerning the claim or litigation. An indemnifying party who is not entitled to or elects not to assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by the indemnifying party with respect to the claim. Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

(d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (x) any Investor exercising rights under this Agreement, or any controlling person of any such Investor, makes a claim for indemnification pursuant to this Section 6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, or (y) contribution under the Securities Act may be required on the part of any such Investor or any such controlling person in circumstances for which indemnification is provided under this Section 6; then, in each such case, the Company and such Investor will contribute to the aggregate losses, claims, damages, liabilities and expenses that they may be subject to (after contribution to others) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the actions that resulted in such losses, claims, damages, liabilities and expenses, as well as any other relevant equitable considerations; provided, however, that no Investor will be required to contribute any amount in excess of the net proceeds actually received by such Investor pursuant to the Registration Statement.  The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact was made by, or relates to information supplied by, the indemnifying party or the indemnified party, and the indemnifying party’s or the indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action.  The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in this Agreement, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding.  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d).  No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

Section 7. Rule 144 And Rule 144A; Company Obligations.   The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and it will take such further action as any Investor reasonably may request, all to the extent required from time to time, to enable such Investor to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act as amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC.

Section 8. Termination. This Agreement shall terminate with respect to any Holder as of the date such Holder no longer holds Registrable Securities.

Section 9. Successor Entity.   The Company shall not change its form of organization (i.e., to a corporation, partnership or other form of entity), or merge or consolidate into any other Person, unless such changed or successor entity agrees to be bound by this Agreement.

Section 10. Interpretation of this Agreement.
(a) Terms Defined. As used in this Agreement, the following terms have the respective meaning set forth below:

“Agreement” is defined in the recitals.

“Business Day” shall mean any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, on which the SEC is open and accepts filings, provided that any reference to “days” (unless Business Days are specified) shall mean calendar days.

“Closing Date” shall have the meaning set forth in the Securities Purchase Agreement.

“Common Stock” is defined in the recitals.

“Company” is defined in the recitals.

“Cut-Back Shares” shall mean any Registrable Securities that, by virtue of the SEC informing the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale in a secondary offering on a single registration statement as provided in Section 1(b), cannot be registered on the Registration Statement or the New Registration Statement.

“Effective Date”  shall mean the date the Registration Statement has been declared effective by the SEC.

“Effectiveness Deadline” shall mean (i) in the event that the Registration Statement is not subject to review by the Staff, the earlier of (x) 60 days after the Closing Date, and (y) five (5) Business Days following the date on which the Staff notifies the Company that the Registration Statement is not subject to review, and (ii) in the event that the Registration Statement is subject to review by the Staff, the earlier of (x) 90 days after the Closing Date, and (y) five (5) Business Days following the date on which the Staff notifies the Company that it has no further comments on the Registration Statement.

“Effectiveness Failure” is defined in Section 2(i).

“Effectiveness Period” is defined in Section 1(c).

“End of Suspension Notice” is defined in Section 3(b).

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Filing Deadline” shall mean the date that is 30 days after the Closing Date.

“Filing Failure” is defined in Section 2(i).

“Form S-3” is defined in Section 1(a).

“Holder” or “Holders” shall mean the holder or holders, as the case may be, from time to time, of Registrable Securities.

“Investor” is defined in the recitals.

“Maintenance Failure” is defined in Section 3(b).

“New Registration Statement” is defined in Section 1(b).

“Permitted Transferee” shall mean, in the event of a transfer or assignment of Registrable Securities by an Investor to such Permitted Transferee, (i) an affiliate, nominee, subsidiary, parent, partner, limited partner, retired partner, member, retired member, shareholder or related party of such Investor; (ii) such Investor’s family member or trust for the benefit of such Investor, where such Investor is an individual; or (iii) after such assignment or transfer, the Permitted Transferee holds all of such assignor or transferor’s  shares and rights to shares of Registrable Securities  (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations).

“Person” shall mean an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

“Public Offering” shall mean any sale or distribution to the public of Common Stock of the Company by each of the Company, any Investor, their respective designees or another holder of securities of the Company pursuant to an offering validly registered under the Securities Act.

“Purchase Price” shall have the meaning set forth in the Securities Purchase Agreement.

“register,” “registered” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the Securities Act and pursuant to Rule 415 and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

“Registrable Securities” shall mean (i) any Shares acquired by the Investors pursuant to the Securities Purchase Agreement, (ii) the Warrant Shares issued or issuable upon exercise of the Warrants and  (iii) any other securities of the Company (or any successor or assign of the Company, whether by merger, reorganization, consolidation, sale of assets or otherwise) which may be issued or issuable with respect to, in exchange for, or in substitution of, Registrable Securities referenced in the foregoing clauses (i) and (ii) by reason of any dividend, distribution or Common Stock split, combination of shares of Common Stock, merger, consolidation, recapitalization, reclassification, reorganization, sale of assets or similar transaction; provided, that a Registrable Security shall cease to be a Registrable Security when it is (x)  registered under the Securities Act and disposed of in accordance with the registration statement covering it, (y) sold under Rule 144 (or any similar provisions then in force) under the Securities Act or (z) eligible for sale by the Holder thereof without limitations as to volume or manner of sale pursuant to Rule 144.

“Registration Delay Payments” is defined in Section 2(i).

“Registration Expenses” is defined in Section 4.

“Registration Statement” is defined in Section 1(a), and includes the prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Required Investors” shall mean, at any time of determination, Holders holding at least 67% of the Registrable Securities under this Agreement.

“Rule 144” shall mean Rule 144 promulgated under the Securities Act or any successor rule that may be promulgated by the SEC.

 “Rule 415” shall mean Rule 415 promulgated under the Securities Act or any successor rule providing for offering securities on a continuous or delayed basis.

“SEC” shall mean the Securities and Exchange Commission.

“SEC Guidance” shall mean (i) any publicly-available written or oral guidance, comments, requirements or requests of the Staff and (ii) the Securities Act.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Securities Purchase Agreement” is defined in the recitals.

“Selling Stockholder Questionnaire” is defined in Section 2(a).

“Shares” is defined in the recitals.

“Staff” shall mean the Staff of the Division of Corporation Finance of the SEC.

“Suspension Event” is defined in Section 3(b).

“Suspension Notice” is defined in Section 3(b).

“Suspension Period” is defined in Section 3(a).

(b) Governing Law.   THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS OR PRINCIPLES THEREOF THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK. WITH RESPECT TO ANY LAWSUIT OR PROCEEDING ARISING OUT OF OR BROUGHT WITH RESPECT TO THIS AGREEMENT, OR ANY TRANSACTION CONTEMPLATED HEREBY, EACH OF THE PARTIES HERETO IRREVOCABLY (a) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL AND NEW YORK STATE COURTS LOCATED IN THE COUNTY OF NEW YORK IN THE STATE OF NEW YORK; (b) WAIVES ANY OBJECTION IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY PROCEEDING BROUGHT IN ANY SUCH COURT; (c) WAIVES ANY CLAIM THAT SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM; AND (d) FURTHER WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH PROCEEDINGS, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PART.

(c) Section Headings. The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.
Section 11. Miscellaneous.
(a) Notices.

(i) Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) when sent, if sent by email (provided that such sent email is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s email server that such email could not be delivered to such recipient); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Kadmon Holdings, Inc.

450 East 29th Street

New York, NY 10016

E-mail: legal@kadmon.com

Facsimile: (212) 355-7855

Attention: Steven N. Gordon, Executive Vice President, General Counsel

If to an Investor, to its physical and email address set forth on Exhibit D attached hereto, with copies to such Investor’s representatives as set forth on Exhibit D, or to such other physical or email address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) electronically generated by the sender’s email containing the time, date, recipient email address of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by email or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(b) Reproduction of Documents.   This Agreement and all documents relating thereto, including, without limitation,  consents, waivers and modifications which may hereafter be executed,  documents received by each Investor pursuant hereto and (iii) financial statements, certificates and other information previously or hereafter furnished to each Investor, may be reproduced by each Investor by a photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and each Investor may destroy any original document so reproduced.  All parties hereto agree and stipulate that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by each Investor in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

(c) Successors and Assigns.   The Agreement will inure to the benefit of and be binding on the parties hereto and their respective successors and permitted assigns. An Investor may assign its rights and obligations hereunder to any transferee or assignee of its Registrable Securities who is a Permitted Transferee,  provided that the Company is, within a reasonable time after such assignment or transfer, furnished with written notice of the name and address of such Permitted Transferee and the Registrable Securities with respect to which such rights and obligations are being assigned, and, provided further, that such Permitted Transferee enters into an agreement to be bound by the terms of this Agreement in the form of the Joinder Agreement attached hereto as Exhibit E. Any such transfer to a Permitted Transferee must be in compliance with the Securities Act and any other applicable securities or blue sky laws.” By delivering an executed Joinder Agreement, such Permitted Transferees shall be deemed to be a party thereto and such Joinder Agreement shall be a part of this Agreement.

(d) Entire Agreement; Amendment and Waiver.   This Agreement constitutes the entire understanding of the parties hereto relating to the subject matter hereof and supersede all prior understandings among such parties. The Agreement may be amended, supplemented or otherwise modified only by a written instrument executed by the Company and the Required Investors.  No waiver of the provisions of the Agreement will be effective unless explicitly set forth in writing and executed by the Company or the Required Investors, as applicable.  Except as provided in the preceding sentence, no action taken pursuant to the Agreement, including without limitation, any investigation by or on behalf of any party, will be deemed to constitute a waiver by the party taking such action of compliance with any covenants or agreements contained herein.  The waiver by any party hereto of a breach of any provision of the Agreement will not operate or be construed as a waiver of any subsequent breach. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder or some Holders and that does not directly or indirectly affect the rights of other Holders may be given only by such Holder or Holders of all of the Registrable Securities to which such waiver or consent relates, and any Holder may give a waiver as to itself.

(e) Severability.   In the event that any part or parts of this Agreement shall be held illegal or unenforceable by any court or administrative body of competent jurisdiction, such determination shall not affect the remaining provisions of this Agreement which shall remain in full force and effect.

(f) Third Parties.   Except as otherwise set forth herein, the Agreement does not create any rights, claims or benefits inuring to any person that is not a party thereto nor create or establish any third party beneficiary thereto.

(g) Specific Performance.   Without limiting or waiving in any respect any rights or remedies of the parties hereto under the Agreement, each of the parties will be entitled to seek specific performance of the obligations to be performed by the other in accordance with the provisions of the Agreement.  The Company and the Investors hereby declare that it is impossible to measure in money the damages which will accrue to the parties hereto by reason of the failure of any party to perform any of its obligations under this Agreement.  If any party hereto shall institute any action or proceeding to enforce the provisions hereof, each of the Company and the Investors hereby waives the claim or defense that the party instituting such action or proceeding has an adequate remedy at law.

(h) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.
(i) Confidentiality. Each Holder agrees that any notice received pursuant to this Agreement, including but not limited to any Suspension Notice or other similar notice regarding A-14 the Company’s securities or request for a waiver or amendment of this Agreement, is confidential information and that any trading in securities of the Company following receipt of such information may only be done in compliance with all applicable securities laws.

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IN WITNESS WHEREOF, this Registration Rights Agreement has been executed by the parties as of the date first above written.

THE COMPANY KADMON HOLDINGS, INC.
By:	/s/ Steven N. Gordon
Name:Steven N. Gordon
Title:Executive Vice President and General Counsel

[Signature Page to Registration Rights Agreement]

INVESTORS:
Perceptive Life Sciences Master Fund LTD By:/s/ James H. Mannix__________ Name: James H. Mannix Title: C.O.O.
Titan Perc, Ltd By:/s/ Darren Ross____________ Name: Darren Ross Title: Director
Third Point Loan LLC as nominee for funds managed and/or advised by Third Point LLC By: Third Point LLC, its Attorney-in-Fact By:/s/ James P. Gallagher__________ Name: James P. Gallagher Title: CAO
Sabby Healthcare Master Fund, Ltd By:/s/ Robert Grundstein__________ Name: Robert Grundstein Title: COO of Investment Manager

Sabby Volatility Warrant Master Fund, Ltd. By:/s/ Robert Grundstein__________ Name: Robert Grundstein Title: COO of Investment Manager

Alexandria Equities, LLC,
a Delaware limited liability company

By: Alexandra Real Estate Equities, Inc.
a Maryland corporation, managing member

By:/s/ Jackie Clem____________
Name:  Jackie Clem

Title:   Senior Vice President, RE Legal
                      Affairs

NexPoint Capital, Inc. By:/s/ James Dondero _____ Name: James Dondero Title: President and Principal Executive Officer
Highland Funds I, on behalf of its sub-trust, Highland Long/Short Healthcare Fund By:/s/ Brad Ross _______ Name: Brad Ross Title: President and Principal Executive Officer

Empery Asset Master, LTD By: Empery Asset Management, LP, its authorized agent By:/s/ Brett Director____________ Name: Brett Director Title: General Counsel of Empery Asset Management, LP
Empery Tax Efficient, LP By: Empery Asset Management, LP, its authorized agent By:/s/ Brett Director____________ Name: Brett Director Title: General Counsel of Empery Asset Management, LP
Empery Tax Efficient II, LP By: Empery Asset Management, LP, its authorized agent By:/s/ Brett Director____________ Name: Brett Director Title: General Counsel of Empery Asset Management, LP

Intracoastal Capital, LLC By:/s/ Keith A. Goodman_______ Name: Keith A. Goodman Title: Authorized Signatory